EXHIBIT 10.3
FIRST AMENDMENT TO GUARANTY AGREEMENT
     THIS FIRST AMENDMENT TO GUARANTY AGREEMENT (this “First Amendment”), dated as of November 15, 2005, is entered into among HELEN OF TROY LIMITED, a Bermuda company, HELEN OF TROY LIMITED, a Barbados corporation, HOT NEVADA, INC., a Nevada corporation, HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, HELEN OF TROY TEXAS CORPORATION, a Texas corporation, IDELLE LABS LTD., a Texas limited partnership, and OXO INTERNATIONAL LTD., a Texas limited partnership (the “Guarantors”), and BANK OF AMERICA, N.A., as Guarantied Party (the “Guarantied Party”).
BACKGROUND
A.	The Guarantors and the Guarantied Party are parties to that certain Guaranty Agreement, dated as of August 1, 2005 (the “Guaranty Agreement”). The terms defined in the Guaranty Agreement and not otherwise defined herein shall be used herein as defined in the Guaranty Agreement.

B.	The parties to the Guaranty Agreement desire to make certain amendments to the Guaranty Agreement.

C.	The Guarantied Party hereby agrees to amend the Guaranty Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Guarantors and the Guarantied Party covenant and agree as follows:
1. AMENDMENTS.
(a)	The definition of “Capital Expenditures” set forth in Section 1.01 of the Guarantee Agreement is hereby amended to read as follows:

“Capital Expenditures” means, with respect to any Person for any period, the sum of the aggregate of any expenditures by such Person during such period for an asset which is properly classifiable in relevant financial statements of such Person as property, equipment or improvement, fixed assets or a similar type of tangible capital asset in accordance with GAAP; provided, however, the aggregate amount of Capital Expenditures during any period shall be reduced by the cash proceeds received by such Person from the Disposition of such assets during such period, and, provided, further, however, (a) Capital Expenditures incurred in connection with an Acquisition will not be considered Capital Expenditures for purposes of this Agreement and (b) Capital Expenditures during any period shall be reduced by $16,000,000 as a result of the warehouse of the Borrower located in Mississippi and offered for sale until the earlier of (i) the sale of such warehouse and (ii) May 30, 2006.

(b)	Section 8(k)(3) of the Guarantee Agreement is hereby amended to read as follows:
(c)	Leverage Ratio. Permit the Leverage Ratio at any time during any period of four fiscal quarters of Limited set forth below to be greater than the ratio set forth opposite such period:

Four Fiscal Quarters Ending:
November 30, 2005	4.00 to 1.00
Each fiscal quarter thereafter	3.50 to 1.00
(c)	Exhibit E, Compliance Certificate, is hereby amended to be in the form of Exhibit A to this First Amendment.
2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each of the Guarantors represents and warrants that, as of the date hereof:
(a)	the representations and warranties contained in the Guarantee Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on such earlier date;

(b)	no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)	(i) each Guarantor has full power and authority to execute and deliver this First Amendment, (ii) Limited has full power and authority to execute and deliver this First Amendment, (iii) this First Amendment has been duly executed and delivered by the Guarantors, and (iv) this First Amendment and the Guarantee Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and Limited, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)	neither the execution, delivery and performance of this First Amendment or the Guarantee Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower or Limited, or any indenture, agreement or other instrument to which the Borrower or Limited or any of their respective property is subject; and

(e)	no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Guarantors of this First Amendment or (ii) the acknowledgment by each Borrower of this First Amendment.
3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:
(a)	the Administrative Agent shall have received counterparts of this First Amendment executed by each of the Guarantors and acknowledged by the Borrower; and

(b)	the Guarantied Party shall have received, in form and substance satisfactory to the Guarantied Party and its counsel, such other documents, certificates and instruments as the Guarantied Party shall reasonably require.
4. REFERENCE TO THE GUARANTEE AGREEMENT.
(a)	Upon the effectiveness of this First Amendment, each reference in the Guarantee Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Guarantee Agreement, as affected and amended hereby.

(b)	The Guarantee Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.
5. COSTS, EXPENSES AND TAXES. The Guarantors agree to pay on demand all reasonable costs and expenses of the Guarantied Party in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Guarantied Party with respect thereto).
6. BORROWER’S ACKNOWLEDGMENT. By signing below, the Borrower (a) acknowledges, consents and agrees to the execution, delivery and performance by the Guarantors of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Loan Agreement (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Loan Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Loan Agreement.
7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Guarantied Party (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
10. ENTIRE AGREEMENT. THE GUARANTY AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

HELEN OF TROY LIMITED, a Bermuda corporation

By:	/s/ Gerald J. Rubin

Gerald J. Rubin
Chairman, Chief Executive Officer and
President

HELEN OF TROY LIMITED, a Barbados corporation

By:	/s/ Gerald J. Rubin

Gerald J. Rubin
Chairman, Chief Executive Officer and
President

HOT NEVADA, INC., a Nevada corporation

By:	/s/ Gary B. Abromovitz

Gary B. Abromovitz
President

HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation

By:	/s/ Gerald J. Rubin

Gerald J. Rubin
Chairman, Chief Executive Officer and
President

HELEN OF TROY TEXAS CORPORATION,
a Texas corporation

By:	/s/ Gerald J. Rubin

Gerald J. Rubin
Chairman, Chief Executive Officer and
President

IDELLE LABS LTD., a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

By:	/s/ Gerald J. Rubin

Gerald J. Rubin
Chairman, Chief Executive Officer and
President

OXO INTERNATIONAL LTD., a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

By:	/s/ Gerald J. Rubin

Gerald J. Rubin
Chairman, Chief Executive Officer and
President

BANK OF AMERICA, N.A., as Guarantied Party

By:	/s/ Gary Mingle

Gary Mingle
Senior Vice President